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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 15, 1996
                                                 ------------------------------


                       United States Filter Corporation
                       --------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                       1-10728                   33-0266015
-------------------------       -----------------           ----------------
 (State or other juris-            (Commission                (IRS Employer
diction of incorporation)          File Number)            Identification No.)


      73-710 Fred Waring Drive, Suite 222, Palm Desert, California   92260
      -----------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (619) 340-0098
                                                   --------------
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Item 5.   Other Events

          On February 15, 1996 United States Filter Corporation (the "Company") announced that at its regularly scheduled board meeting, its board of directors elected former Vice President Dan Quayle and Mr. Robert S. Hillas to the board. A copy of the news release respecting this election is included as an exhibit to this current report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibit

              News Release dated February 15, 1996

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED STATES FILTER CORPORATION

                                        By:  /s/ Damian C. Georgino
                                             ---------------------------
                                             Damian C. Georgino
                                             Vice President

Date:  February 19, 1996